UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 26, 2021 (October 20, 2021)

WEWORK INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39419	85-1144904
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

575 Lexington Avenue, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(646) 389-3922

(Registrant’s telephone number, including area code)

BowX Acquisition Corp.

2400 Sand Hill Rd., Suite 200

Menlo Park, CA 94025

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	WE	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock	WE WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On October 26, 2021, WeWork Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to report the closing of the Business Combination and related matters under Items 1.01, 2.01, 3.02, 3.03, 5.01, 5.02, 5.06, 7.01 and 9.01 of Form 8-K. Due to the large number of events to be reported under the specified items of Form 8-K, this Form 8-K/A is being filed to amend the Original Report to include additional matters related to the closing of the Business Combination under Items 4.01, 5.03, 5.05 and 8.01 of Form 8-K (as amended, this “Report”).

Capitalized terms used herein but not defined herein have the meanings given to such terms in the Original Report.

Item 4.01.	Change in Registrant’s Certifying Accountant.

(a)     Dismissal of independent registered public accounting firm

On October 20, 2021, the audit committee of the Board approved the engagement of Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm to audit the Company and its subsidiaries consolidated financial statements as of and for the year ended December 31, 2021. Accordingly, on October 20, 2021, WithumSmith+Brown, PC (“Withum”), BowX’s independent registered public accounting firm prior to the Business Combination, was informed that it would be replaced by EY as the Company’s independent registered public accounting firm effective as of the date immediately following the filing of the Company’s financial statements for the third quarter of 2021.

The report of Withum (“Withum’s Report”) on BowX’s consolidated balance sheet as of December 31, 2020 and the consolidated statements of operations, changes in stockholders’ equity and cash flows for the period from May 19, 2020 (the date of incorporation of BowX) to December 31, 2020, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.

Withum’s Report contained a paragraph stating that:

As discussed in Note 2 to the financial statements, the Securities and Exchange Commission issued a public statement entitled Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”) (the “Public Statement”) on April 12, 2021, which discusses the accounting for certain warrants as liabilities. The Company previously accounted for its warrants as equity instruments. Management evaluated its warrants against the Public Statement, and determined that the private warrants should be accounted for as liabilities. Accordingly, the 2020 financial statements have been restated to correct the accounting and related disclosure for the warrants.

During the period from May 19, 2020 (the date of incorporation of BowX) to December 31, 2020 and the subsequent interim period through October 20, 2021, there were no disagreements between the Company and Withum on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Withum, would have caused it to make reference to the subject matter of the disagreements in its reports on the Company’s financial statements for such period.

During the period from May 19, 2020 (the date of incorporation of BowX) to December 31, 2020 and the subsequent interim period through October 20, 2021, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

The Company has provided Withum with a copy of the foregoing disclosures and has requested that Withum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company set forth above. A copy of Withum’s letter, dated October 26, 2021, is filed as Exhibit 16.1 to this Report.

(b)     Disclosures regarding the new independent auditor.

As described above, on October 20, 2021, the audit committee of the Board approved the engagement of EY as the Company’s independent registered public accounting firm to audit the Company and its subsidiaries consolidated financial statements as of and for the year ended December 31, 2021. EY served as the independent registered public accounting firm of Prior WeWork prior to the Business Combination. During the years ended December 31, 2020 and December 31, 2019 and the subsequent interim period through October 20, 2021, the Company did not consult with EY with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that EY concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any other matter that was the subject of a disagreement or a “reportable event.”

Item 5.03	Articles of Incorporation or Bylaws.

The disclosure set forth in Item 3.03 of this Report is incorporated in this Item 5.03 by reference.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Business Combination, on October 20, 2021, the Board approved and adopted a new Code of Ethics that applies to all of its executive officers, directors and employees, including its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The code of ethics is available on the Company’s website, https://www.wework.com under “Investors - Governance - Governance Documents.”

Item 8.01	Other Events.

Upon the Closing, all outstanding shares of BowX Class B common stock (other than the 3,000,000 shares of BowX Class B common stock that were forfeited) were converted into shares of Class A Common Stock on a one-for-one basis and BowX’s outstanding warrants were assumed by the Company and became exercisable for shares of Class A Common Stock on the same terms as were contained in such warrants prior to the Business Combination. The Class A Common Stock and public warrants are deemed to be registered under Section 12(b) of the Exchange Act, and the Company will hereafter file reports and other information with the SEC using BowX’s SEC file number (333-256133).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WEWORK INC.

Date: October 26, 2021	By:	/s/ Jared DeMatteis
Name: Jared DeMatteis
Title: Chief Legal Officer